FIRST INVESTORS GOVERNMENT FUND, INC.
95 WALL STREET
NEW YORK, NY 10005


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A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK


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FIRST
INVESTORS
GOVERNMENT
FUND, INC.

ANNUAL
REPORT

DECEMBER 31, 1997



Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or -- in the case of the bond market -- benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Long-term bond yields traded in a historically narrow range during much of 1997 as evidence of strong economic growth was offset by continuing indications of low inflation. During the last four months of the year, the market broke out of its range, as several factors combined to create a rally. First, investors began to believe that strong economic growth would not necessarily lead to inflation. Second, the substantial reduction in the Federal budget deficit decreased the U.S. Treasury's financing needs, lowering supply of long-term debt. Third, the crisis in Southeast Asia benefited the bond market as overseas investors sought the safety of the U.S. market and domestic investors speculated that Southeast Asia's problems would slow economic growth. As a result, thirty-year U.S. Treasury bond yields fell below 6% in December for the first time in two years. In contrast to the approximately 70 basis point decline in long-term Treasury yields, short-term interest rates rose slightly during the year in response to the Federal Reserve's decision to tighten monetary policy in March.

During 1997, First Investors Government Fund returned 8.4% on a net asset value basis for Class A shares and 7.6% for Class B shares, compared to the average return for GNMA bond funds of 8.8% according to Lipper Analytical Services, Inc. The Fund declared dividends from net investment income of 65.9 cents per share on Class A shares and 58.5 cents per share on Class B shares.

Management of the Fund focused on minimizing interest rate risk and prepayment risk. Prepayment risk is the risk that homeowners, whose mortgages comprise GNMA mortgage-backed bonds, will refinance their mortgages when interest rates fall, causing the Fund to lose its higher yielding bonds at a time when market yields are relatively low. The first eight months of 1997 were very favorable for mortgage-backed bonds as interest rates generally remained in a narrow range with low volatility. Demand for mortgage-backed bonds was substantial as investors bought them to take advantage of their relatively high yields. During this period, management of the Fund focused on interest rate risk, responding to trends in interest rates by buying or selling Treasury securities and adjusting the weighted average maturity of its mortgage-backed holdings. In particular, the Fund reduced its interest rate exposure during the first quarter when the economy appeared to be accelerating and the Federal Reserve raised short-term interest rates. During the second quarter, as the economy showed signs of slowing, the Fund increased its interest rate exposure.

The bond market's rally during the last four months of the year put pressure on the mortgage-backed bond market. Falling interest rates offered homeowners their best opportunity in years to refinance their mortgages. Consequently, the Fund's focus shifted from interest rate risk to prepayment risk. To reduce prepayment risk, the Fund decreased its exposure to higher coupon mortgage-backed bonds, replacing them with lower coupon bonds which are less likely to be prepaid. Despite these moves, the Fund's performance lagged its peer group during the second half of the year due to the 28% of its assets invested in seasoned, high coupon GNMA mortgage-backed bonds. The relatively short average life of these securities resulted in modest price appreciation relative to lower coupon mortgage-backed bonds during the market's rally. The Fund ended the year with 84% of its assets in GNMA mortgage-backed bonds, 6% in FNMA mortgage-backed bonds, and 10% in U.S. Treasury notes.

Investors who buy bond funds -- whether for income or total return -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 100 basis point (or 1%) increase in yield on a ten-year Treasury bond results in roughly a 7 1/2% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have fluctuated by more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/CLARK D. WAGNER
Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

January 30, 1998



Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares) and the Salomon
Brothers Mortgage Index and the Salomon Brothers Government Index

The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

                           Salomon Brothers   Salomon Brothers
          Government Fund   Mortgage Index    Government Index
JAN 1988          9,375           10,000          10,000
DEC 1988         10,190           10,880          10,706
DEC 1989         11,415           12,529          12,256
DEC 1990         12,474           13,894          13,301
DEC 1991         14,390           16,068          15,335
DEC 1992         15,290           17,252          16,439
DEC 1993         15,900           18,467          18,195
DEC 1994         15,388           18,203          17,581
DEC 1995         17,693           21,256          20,816
DEC 1996         18,314           22,395          21,428
DEC 1997         19,852           24,471          23,496

(INSET BOX IN CHART READS:)

                                         As of December 31, 1997

                                  Average Annual Total Returns*
Class A Shares                 N.A.V. Only   S.E.C. Standardized
One Year                         8.40%                 1.60%
Five Years                       5.36%                 4.01%
Ten Years                        7.79%                 7.10%
S.E.C. 30-Day Yield                          5.84%
Class B Shares
One Year                         7.60%                 3.60%
Since Inception
(1/12/95)                        8.08%                 7.21%
S.E.C. 30-Day Yield                          5.47%


The graph compares a $10,000 investment in the First Investors Government Fund, Inc. (Class A shares) beginning 1/1/88 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Government Index. The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.30%, 3.78% and 6.88%, respectively and the S.E.C. 30-Day Yield for December 1997 would have been 5.60%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year and Since Inception would have been 3.30% and 6.87%, respectively and the S.E.C. 30-Day Yield for December 1997 would have been 5.22%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Government Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1997

-------------------------------------------------------------------------------------------------------------
      Principal
         Amount   Security                                                                              Value
-------------------------------------------------------------------------------------------------------------
                  MORTGAGE-BACKED CERTIFICATES--89.6%
                  Federal National Mortgage Association Program--5.9%
        $10,012M  7%, 1/1/2027-8/1/2027                                                           $10,099,125
-------------------------------------------------------------------------------------------------------------
                  Government National Mortgage Association I Program--32.6%
         21,108M  7 1/2%, 11/15/2022-11/15/2027                                                    21,661,166
         31,567M  9%, 8/15/2016-12/15/2021                                                         34,484,748
-------------------------------------------------------------------------------------------------------------
                                                                                                   56,145,914
-------------------------------------------------------------------------------------------------------------
                  Government National Mortgage Association II Program--51.1%
         48,082M  7%, 6/20/2023-11/20/2027                                                         48,386,880
         24,182M  7 1/2%, 12/20/2022-10/23/2023                                                    24,762,705
          1,741M  8 1/2%, 5/20/2016-6/20/2017                                                       1,847,311
         11,917M  9%, 4/20/2016-7/20/2021                                                          12,834,882
-------------------------------------------------------------------------------------------------------------
                                                                                                   87,831,778
-------------------------------------------------------------------------------------------------------------
                  Total Value of Mortgage-Backed Certificates (cost $151,271,576)                 154,076,817
-------------------------------------------------------------------------------------------------------------
                  UNITED STATES TREASURY NOTES--9.7%
         16,000M  6 1/2%, 10/15/2006 (cost $16,258,359)                                            16,760,000
-------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $167,529,935)                                        99.3%       170,836,817
Other Assets, Less Liabilities                                                          .7          1,208,719
-------------------------------------------------------------------------------------------------------------
Net Assets                                                                          100.00%      $172,045,536
-------------------------------------------------------------------------------------------------------------

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1997
--------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified cost $167,529,935) (Note 1A)                      $170,836,817
Cash                                                                                                   479,141
Receivables:
Interest                                                                                             1,175,536
Capital shares sold                                                                                     33,561
Other assets                                                                                            27,482
                                                                                                --------------
Total Assets                                                                                       172,552,537

Liabilities
Payables:
Capital shares redeemed                                                            $197,107
Dividends payable                                                                   135,389
Accrued advisory fee                                                                100,330
Accrued expenses                                                                     74,175
                                                                             --------------
Total Liabilities                                                                                      507,001
                                                                                                --------------
Net Assets (Note 4):
Class A (15,066,823 shares outstanding)                                         170,053,991
Class B (176,675 shares outstanding)                                              1,991,545       $172,045,536
                                                                             ==============     ==============
Net Assets Consist of:
Capital paid in                                                                                   $189,803,495
Undistributed net investment income                                                                     17,753
Accumulated net realized loss on investment transactions                                           (21,082,594)
Net unrealized appreciation in value of investments                                                  3,306,882
                                                                                                --------------
Total                                                                                             $172,045,536
                                                                                                ==============
Net asset value and redemption price per share--Class A                                                 $11.29
                                                                                                       =======
Maximum offering price per share--Class A ($11.29/.9375)                                                $12.04
                                                                                                       =======
Net asset value and offering price per share--Class B (Note 4)                                          $11.27
                                                                                                       =======
* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Operations
FIRST INVESTORS GOVERNMENT FUND, INC.
December 31, 1997
-----------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                $13,293,739

Expenses (Notes 1 and 3):
Advisory fee                                                                     $1,774,029
Distribution plan expenses--Class A                                                 527,205
Distribution plan expenses--Class B                                                  16,678
Shareholder servicing costs                                                         409,833
Custodian fees                                                                       63,875
Professional fees                                                                    38,877
Reports and notices to shareholders                                                  14,773
Other expenses                                                                       70,409
                                                                               ------------
Total expenses                                                                    2,915,679
Less: Portion of advisory fee waived                                               (532,208)
Custodian fees paid indirectly                                                      (13,559)
                                                                               ------------
Net expenses                                                                                     2,369,912
                                                                                              ------------
Net investment income                                                                           10,923,827

Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investments                                                    639,617
Net unrealized appreciation of investments                                        2,599,700
                                                                               ------------
Net gain on investments                                                                          3,239,317
                                                                                              ------------
Net Increase in Net Assets Resulting from Operations                                           $14,163,144
                                                                                              ============
See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS GOVERNMENT FUND, INC.
-----------------------------------------------------------------------------------------------------------
Year Ended December 31                                                                  1997           1996
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                           $10,923,827    $12,270,836
Net realized gain (loss) on investments                                             639,617     (1,232,902)
Net unrealized appreciation (depreciation) of investments                         2,599,700     (4,653,836)
                                                                               ------------   ------------
Net increase in net assets resulting from operations                             14,163,144      6,384,098
                                                                               ------------   ------------
Dividends to Shareholders
Net investment income--Class A                                                  (10,429,404)   (11,494,009)
Net investment income--Class B                                                      (87,929)       (61,453)
                                                                               ------------   ------------
Total dividends                                                                 (10,517,333)   (11,555,462)
                                                                               ------------   ------------
Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                                         5,908,414      9,616,660
Value of dividends reinvested                                                     8,585,051      9,449,764
Cost of shares redeemed                                                         (34,742,760)   (44,314,807)
                                                                               ------------   ------------
                                                                                (20,249,295)   (25,248,383)
                                                                               ------------   ------------
Class B:
Proceeds from shares sold                                                           771,873        674,440
Value of dividends reinvested                                                        77,395         53,224
Cost of shares redeemed                                                            (293,938)      (202,104)
                                                                               ------------   ------------
                                                                                    555,330        525,560
                                                                               ------------   ------------
Net decrease from capital share transactions                                    (19,693,965)   (24,722,823)
                                                                               ------------   ------------
Net decrease in net assets                                                      (16,048,154)   (29,894,187)

Net Assets
Beginning of year                                                               188,093,690    217,987,877
                                                                               ------------   ------------
End of year (including undistributed net investment income of
$17,753, and $84,473, respectively)                                            $172,045,536   $188,093,690
                                                                               ============   ============
(a) Capital Shares Issued and Redeemed
Class A:
Sold                                                                                532,781        872,095
Issued for dividends reinvested                                                     772,790        857,565
Redeemed                                                                         (3,132,875)    (4,024,024)
                                                                               ------------   ------------
Net decrease in Class A shares outstanding                                       (1,827,304)    (2,294,364)
                                                                               ============   ============

Class B:
Sold                                                                                 69,580         60,779
Issued for dividends reinvested                                                       6,967          4,837
Redeemed                                                                            (26,527)       (18,407)
                                                                               ------------   ------------
Net increase in Class B shares outstanding                                           50,020         47,209
                                                                               ============   ============
See notes to financial statements




Notes to Financial Statements
FIRST INVESTORS GOVERNMENT FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund's objective is to achieve a significant level of current income which is consistent with security and liquidity of principal.

A. Security Valuation -- U.S. Government obligations are traded primarily in the over-the-counter markets. Such securities are valued at the mean between the last bid and asked prices as furnished by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes. At December 31, 1997, the Fund had capital loss carryovers of $21,082,594 of which $20,878,086 expires in 2002 and $204,508 in 2004.

C. Distributions to Shareholders -- Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income and estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $13,559 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Securities Transactions -- For the year ended December 31, 1997, purchases and sales (including pay-downs) of securities other than short-term U.S. Government obligations and corporate notes, aggregated $227,484,801 and $244,546,178, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $167,529,935. Accumulated net unrealized appreciation on investments was $3,306,882, consisting entirely of gross unrealized appreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended December 31, 1997, FIMCO has voluntarily waived .30% of the fee on the first $200 million of the Fund's average daily net assets. This reduction amounted to $532,208.

For the year ended December 31, 1997, FIC, as underwriter, received $176,381 in commissions after allowing $8,095 to other dealers.
Shareholder servicing costs included $272,743 in transfer agent fees paid to ADM, and $80,338 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital -- The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 1,000,000,000 shares originally authorized, the Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class B.
This page intentionally left blank.




Financial Highlights
FIRST INVESTORS GOVERNMENT FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A
                                               -----------------------------------------------------------------
Year Ended December 31                                1997         1996         1995         1994       1993
----------------------------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value, Beginning of Year                   $11.05       $11.31       $10.50       $11.55      $11.83
                                                   --------     --------     --------     --------    --------
Income from Investment Operations
Net investment income                                   .69          .68          .71          .69         .72
Net realized and unrealized
gain (loss) on investments                              .21         (.30)         .82        (1.06)       (.26)
                                                   --------     --------     --------     --------    --------
Total from Investment Operations                        .90          .38         1.53         (.37)        .46
                                                   --------     --------     --------     --------    --------
Less dividends from net investment income               .66          .64          .72          .68         .74
                                                   --------     --------     --------     --------    --------
Net Asset Value, End of Year                         $11.29       $11.05       $11.31       $10.50      $11.55
                                                   ========     ========     ========     ========    ========
Total Return (%)+                                      8.40         3.51        14.98        (3.22)       3.99
------------
Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in millions)                  $170         $187         $217         $219        $288
Ratio to Average Net Assets: (%)++
Expenses                                               1.34         1.39         1.38         1.40        1.32
Net investment income                                  6.16         6.15         6.50         6.31        6.14
Ratio to Average Net Assets Before
Expenses Waived (Note 3): (%)
Expenses                                               1.64         1.63         1.61         1.60        1.48
Net investment income                                  5.86         5.90         6.27         6.11        5.98
Portfolio Turnover Rate (%)                             134          121          163          260         584



Financial Highlights (Continued)
FIRST INVESTORS GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------------
                                                              CLASS  B
                                                   -----------------------------------
Year Ended December 31                                1997         1996         1995*
--------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value, Beginning of Year                   $11.04       $11.31       $10.52
                                                   --------     --------     --------
Income from Investment Operations
Net investment income                                   .61          .60          .63
Net realized and unrealized
gain (loss) on investments                              .21         (.31)         .80
                                                   --------     --------     --------
Total from Investment Operations                        .82          .29         1.43
                                                   --------     --------     --------
Less dividends from net investment income               .59          .56          .64
                                                   --------     --------     --------
Net Asset Value, End of Year                         $11.27       $11.04       $11.31
                                                   ========     ========     ========
Total Return (%)+                                      7.60         2.73        13.94
------------
Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in millions)                    $2           $1           $1
Ratio to Average Net Assets: (%)++
Expenses                                               2.04         2.09      2.13(a)
Net investment income                                  5.46         5.44      5.75(a)
Ratio to Average Net Assets Before
Expenses Waived (Note 3): (%)
Expenses                                               2.34         2.34      2.37(a)
Net investment income                                  5.16         5.20      5.51(a)
Portfolio Turnover Rate (%)                             134          121          163

*   For the period 1/12/95 (date shares first offered) to 12/31/95
+   Calculated without sales charge
++  Net after fees waived (Note 3)
(a) Annualized

See notes to financial statements




Independent Auditors' Report

To the Shareholders and Board of Directors of First Investors Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Government Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Government Fund, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
January 30, 1998



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FIRST INVESTORS GOVERNMENT FUND, INC.

Directors
-------------------------------------

James J. Coy (Emeritus)

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

Nancy S. Schaenen

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
-------------------------------------
Glenn O. Head
President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer



Shareholder Information
-------------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.